                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY



            AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

                  AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of September 20, 2004 among BRIGHTPOINT NORTH AMERICA L.P., a Delaware limited partnership ("Brightpoint"), and WIRELESS FULFILLMENT SERVICES LLC, a California limited liability company ("Wireless", together with Brightpoint, the "Borrowers"), the other Credit Parties signatory to the hereinafter defined Credit Agreement; GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, "GE Capital"), for itself, as Lender, and as Agent for Lenders ("Agent"), and the other Lenders signatory to the hereinafter defined Credit Agreement.

                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, the Borrowers, the other Credit Parties, Agent and Lenders are party to that certain Amended and Restated Credit Agreement, dated as of March 18, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

                  WHEREAS, on and subject to the terms and conditions hereof, the Borrowers and the other Credit Parties have requested that Agent and Lenders, and Agent and Lenders are willing to amend certain provisions of the Credit Agreement, all as set forth herein; and

                  WHEREAS, this Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment; capitalized terms used herein without definition are so used as defined in Annex A to the Credit Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

                  1. Amendments to Credit Agreement. Section 8.1 of the Credit Agreement is amended as follows:

                  (a) By deleting the number "$130,000,000" at the conclusion of the second line in subsection (o) thereof and substituting therefor the number "$110,000,000"; and

                  (b) By inserting the following proviso at the conclusion of subsection (o) therein:

                  "provided further, for purposes of this quarterly Tangible Net Worth calculation, such $110,000,000 threshold shall be reduced in an amount equal to the purchase price of any issued and outstanding shares of common Stock of BPI repurchased by BPI on or after September 20, 2004".

                  2. Representations and Warranties of Credit Parties. In order to induce Agent and Lenders to enter into this Amendment, each Credit Party hereby jointly and severally represents and warrants to Agent and Lenders that:

                  (a) Representations and Warranties. After giving effect to this Amendment, no representation or warranty of any Credit Party contained in the Credit Agreement or any of the other Loan Documents, including this Amendment, shall be untrue or incorrect in any material respect as of the date hereof, except to the extent that such representation or warranty expressly relates to an earlier date.

                  (b) Authorization, etc. Each Credit Party has the power and authority to execute, deliver and perform this Amendment. Each Credit Party has taken all necessary action (including, without limitation, obtaining approval of its stockholders, if necessary) to authorize its execution, delivery and performance of this Amendment. No consent, approval or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with any Credit Party's execution, delivery and performance of this Amendment, except for those already duly obtained. This Amendment has been duly executed and delivered by each Credit Party and constitutes the legal, valid and binding obligation of each Credit Party, enforceable against it in accordance with its terms. No Credit Party's execution, delivery or performance of this Amendment conflicts with, or constitutes a violation or breach of, or constitutes a default under, or results in the creation or imposition of any Lien upon the property of any Credit Party by reason of the terms of (i) any contract, mortgage, lease, agreement, indenture or instrument to which any Credit Party is a party or which is binding upon it, (ii) any law or regulation or order or decree of any court applicable to any Credit Party, or (iii) the certificate or articles of incorporation or by-laws of any Credit Party.

                  (c) No Default. No Default or Event of Default has occurred or is continuing, or would result after giving effect hereto.

                  3. Conditions to Effectiveness. The effectiveness of this Amendment is expressly conditioned upon the satisfaction, and delivery to Agent (on behalf of itself and Lenders), of each condition set forth in this Section 3 on or prior to the date hereof:

                  (a) Documentation. Duly executed originals of this Amendment from each Credit Party and from Requisite Lenders.

                  (b) Other Documents. All other agreements, certificates and other documents as Agent may reasonably request to accomplish the purposes of this Amendment.

                  4. Reference to and Effect on Loan Documents.

                  (a) Ratification. Except as specifically provided in this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and each Credit Party hereby ratifies and confirms each such Loan Document.

                  (b) No Waiver. Except as specifically provided in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver or



                                      -2-
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forbearance of any right, power or remedy of Agent or any Lender under the
Credit Agreement or any of the other Loan Documents, or constitute a consent, waiver or modification with respect to any provision of the Credit Agreement or any of the other Loan Documents. Upon the effectiveness of this Amendment each reference in (a) the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of similar import and (b) any other Loan Document to "the Agreement" shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Credit Agreement as amended hereby.

                  5. Affirmation of Guarantors. By its signature set forth below, each Guarantor hereby confirms to Agent and Lenders that, after giving effect to the foregoing Amendment and the transactions contemplated thereby, the Guaranty of such Guarantor and each other Loan Document to which such Guarantor is a party continues in full force and effect and is the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

                  6. Miscellaneous.

                  (a) Successors and Assigns. This Amendment shall be binding on and shall inure to the benefit of the Credit Parties, Agent and Lenders and their respective successors and assigns, except as otherwise provided herein. No Credit Party may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of Agent and Lenders. The terms and provisions of this Amendment are for the purpose of defining the relative rights and obligations of the Credit Parties, Agent and Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Amendment.

                  (b) Entire Agreement. This Amendment, including all schedules and other documents attached hereto or incorporated by reference herein or delivered in connection herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

                  (c) Fees and Expenses. As provided in Section 11.3 of the Credit Agreement, the Borrowers agree to pay on demand all fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment.

                  (d) Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  (e) Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.



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

                  (f) Conflict of Terms. Except as otherwise provided in this Amendment, if any provision contained in this Amendment is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Amendment shall govern and control.

                  (g) Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed signature page to this Amendment by telecopy shall be effective as delivery of a manually executed signature page to this Amendment.

                  (h) Incorporation of Credit Agreement. The provisions contained in Sections 11.9 and 11.13 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety, except with reference to this Amendment rather than the Credit Agreement.

                  (i) Acknowledgment. Each Credit Party hereby acknowledges its status as a Credit Party and affirms its obligations under the Credit Agreement and represents and warrants that there are no liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent (collectively, the "Claims"), which any Credit Party may have or claim to have against Agent or any Lender, or any of their respective affiliates, agents, employees, officers, directors, representatives, attorneys, successors and assigns (collectively, the "Lender Released Parties"), which might arise out of or be connected with any act of commission or omission of the Lender Released Parties existing or occurring on or prior to the date of this Amendment, including, without limitation, any Claims arising with respect to the Obligations or any Loan Documents. In furtherance of the foregoing, each Credit Party hereby releases, acquits and forever discharges the Lender Released Parties from any and all Claims that any Credit Party may have or claim to have, relating to or arising out of or in connection with the Obligations or any Loan Documents or any other agreement or transaction contemplated thereby or any action taken in connection therewith from the beginning of time up to and including the date of the execution and delivery of this Amendment. Each Credit Party further agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Lender Released Parties with respect to any and all Claims which might arise out of or be connected with any act of commission or omission of the Lender Released Parties existing or occurring on or prior to the date of this Amendment, including, without limitation, any Claims arising with respect to the Obligations or any Loan Documents.

                            [signature pages follow]




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

                  IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.



                                             BRIGHTPOINT NORTH AMERICA L.P.

                                                By:  BRIGHTPOINT NORTH
                                                     AMERICA, INC., its
                                                     general partner


                                                By: /s/ Steven E. Fivel
                                                    ----------------------------
                                                Name:  Steven E. Fivel
                                                Title: Executive Vice President
                                                       & Secretary


                                             WIRELESS FULFILLMENT SERVICES LLC

                                                By:  BRIGHTPOINT, INC.,
                                                     its manager


                                                By: /s/ Steven E. Fivel
                                                    ----------------------------
                                                Name:  Steven E. Fivel
                                                Title: Executive Vice President,
                                                       General Counsel &
                                                       Secretary


                                             GENERAL ELECTRIC CAPITAL
                                             CORPORATION,
                                             as Agent and Lender


                                             By: /s/ Mark E. Blankstein
                                                 -------------------------------
                                             Name:   Mark E. Blankstein
                                             Title:  Duly Authorized Signatory


                                             LASALLE BUSINESS CREDIT, LLC,
                                             as Lender


                                             By: /s/ Bradley E. Handrich
                                                 -------------------------------
                                             Name: Bradley E. Handrich
                                                  ------------------------------
                                             Title: AVP
                                                   -----------------------------




                                     [S-1]

                                             NATIONAL CITY BANK OF INDIANA, as
                                             Lender


                                             By: /s/ David G. McNeely
                                                 -------------------------------
                                             Name: David G. McNeely
                                                  ------------------------------
                                             Title: Vice President
                                                   -----------------------------


                                             CONGRESS FINANCIAL CORPORATION
                                             (CENTRAL), as Lender


                                             By: /s/ Steven Linderman
                                                 -------------------------------
                                             Name: Steven Linderman
                                                  ------------------------------
                                             Title: Senior Vice President
                                                   -----------------------------


                                      [S-2]

                  The following Persons are signatories to this Amendment in their capacity as Credit Parties or Loan Parties and not as Borrowers.


                                             BRIGHTPOINT, INC.

                                             By: /s/ Steven E. Fivel
                                                 -------------------------------
                                             Name:  Steven E. Fivel
                                             Title: Executive Vice President,
                                                    General Counsel & Secretary


                                             BRIGHTPOINT NORTH AMERICA, INC.

                                             By: /s/ Steven E. Fivel
                                                 -------------------------------
                                             Name:  Steven E. Fivel
                                             Title: Executive Vice President &
                                                    Secretary


                                             WIRELESS FULFILLMENT SERVICES
                                             HOLDINGS, INC.

                                             By: /s/ Steven E. Fivel
                                                 -------------------------------
                                             Name:  Steven E. Fivel
                                             Title: Executive Vice President &
                                                    Secretary


                                             BRIGHTPOINT INTERNATIONAL LTD.

                                             By: /s/ Steven E. Fivel
                                                 -------------------------------
                                             Name:  Steven E. Fivel
                                             Title: Executive Vice President &
                                                    Secretary


                                             BRIGHTPOINT ACTIVATION SERVICES LLC

                                                By:  BRIGHTPOINT NORTH
                                                     AMERICA L.P., its sole
                                                     member and sole manager

                                                By:  Brightpoint North America,
                                                     Inc., its general partner

                                             By: /s/ Steven E. Fivel
                                                 -------------------------------
                                             Name:  Steven E. Fivel
                                             Title: Executive Vice President &
                                                    Secretary



                                     [S-3]